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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington,  D.C.  20549

                               Form  8-K

                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 30, 1996
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                            State Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)


 New York                       0 - 14874                  11 - 2846511
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(State or other               (Commission                ( IRS Employer
 jurisdiction of               File Number)           dentification Number)
 incorporation)


699 Hillside Avenue, New Hyde Park,  N.Y.                11040 - 2512
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code    (516) 437 - 1000
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       (Former name or former address, if changed since last report)

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    ITEM 4  -  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 30, 1996, Registrant's stockholders approved an amendment to the Registrant's Certificate of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000 and to authorize
250,000 shares of preferred stock. In addition, Registrant's stockholders elected four (4) directors to three-year terms, each to serve until his or her successor is elected and has qualified. The four directors , each of whom were already members of the Board of Directors, are Thomas F. Goldrick, Jr., Raymond M. Piacentini, John F. Picciano and Suzanne H. Rueck.



                              SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           STATE BANCORP, INC.



DATE:  MAY 8, 1996                            BY: s/Daniel T. Rowe
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                                                 Daniel T. Rowe, Secretary